UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 1, 2020

Commission File Number:  00115757

ImageWare Systems, Inc.
(Exact name of registrant as specified in its charter.)

Delaware
(State or other jurisdiction of incorporation or organization)
330224167
(IRS Employer Identification No.)

13500 Evening Creek Drive N , Suite 550, San Diego, California 92128
(Address of principal executive offices)

858-673-8600
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, par value $0.01 per share
Trading Symbol(s)
IWSY
Name of exchange on which registered
OTCQB Marketplace

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2020, ImageWare Systems, Inc. (the "Company") announced the appointment of Jonathan D. Morris as Senior Vice President and Chief Financial Officer of the Company, effective May 1, 2020. A copy of the press release issued by the Company regarding Mr. Morris' appointment is attached hereto as Exhibit 99.1. Mr. Morris replaces Wayne Wetherell who resigned as the Company's Senior Vice President, Chief Financial Officer and Corporate Secretary, effective May 1, 2020.

Mr. Morris, age 44, has over 23 years of experience as a finance executive holding key leadership positions in financial management, mergers & acquisitions, private equity, and both merchant banking and investment banking. Mr. Morris previously served as Chief Financial Officer of American Patriot Brands, a provider of consumer staples since joining the organization in 2019. Prior to that, Mr. Morris served in Direct Investments and Special Opportunities with Private Family Office from 2015 to 2019, where his primary responsibilities included the investment sourcing and long-term strategic partnerships with core stakeholders both domestically and internationally. From 2012 to 2015, he served in technology, media and telecommunications with Blackstone Group and from 2005 to 2012, he held positions within investment banking divisions of Credit Suisse. Mr. Morris began his career in 1997 within the merchant banking division of Lombard, Odier et Cie, private bank in Switzerland. Mr. Morris earned his Bachelor's degree in Finance from the University of Virginia and an MBA from Georgetown University.

There are no family relationships between Mr. Morris and any director or executive officer of the Company.

Mr. Morris will be paid an annual base salary of $252,000, and will be granted an option to acquire 850,000 shares of the Company's common stock, par value $0.01 per share, which stock option, upon issuance, will vest in twelve equal monthly installments beginning thirty days from the effective date of Mr. Morris' employment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release issued by the Company, dated May 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImageWare Systems, Inc.

Date:   May 6, 2020
By:	/s/ Kristin Taylor

Name: Kristin Taylor
Title: Chief Executive Officer